EXHIBIT 99.3


Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2003 First Quarter
                                Net Income (Loss)
                                  ($ millions)

                                             REPORTED                                                            CORE
                                              INCOME       SIGNIFICANT ITEMS AFFECTING INCOME                  EARNINGS
                                            ----------     ----------------------------------------------     ----------
Oil & Gas                                   $      727                                                        $      727

Chemical                                            35                                                                35

Corporate
  Interest                                        (124)            61   Debt repayment charge                        (63)
  Trust pfd distributions & other                  (11)                                                              (11)
  Other                                            (56)                                                              (56)
  Taxes                                           (178)           (21)  Tax effect of adjustments                   (199)

                                            ----------     ----------                                         ----------
Income from continuing operations                  393             40                                                433
Cumulative effect of accounting changes            (68)            68   Cumulative effect of acct changes             --
                                            ----------     ----------                                         ----------
NET INCOME                                  $      325     $      108                                         $      433
                                            ==========     ==========                                         ==========


Income from continuing operations           $     1.04                                                        $     1.14
Cumulative effect of accounting changes          (0.18)                                                               --
                                            ----------                                                        ----------
BASIC EARNINGS PER SHARE                    $     0.86                                                        $     1.14
                                            ==========                                                        ==========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2002 First Quarter
                                Net Income (Loss)
                                  ($ millions)

                                             REPORTED                                                            CORE
                                              INCOME       SIGNIFICANT ITEMS AFFECTING INCOME                  EARNINGS
                                            ----------     ----------------------------------------------     ----------
Oil & Gas                                   $      306                                                        $      306

Chemical                                           (31)                                                              (31)


Corporate
  Interest - all others                            (70)                                                              (70)
  Trust pfd distributions & other                  (12)                                                              (12)
  Other                                            (26)                                                              (26)
  Taxes                                            (44)                                                              (44)

                                            ----------     ----------                                         ----------
Income from continuing operations                  123             --                                                123
Discontinued operations, net                        (3)             3   Discontinued operations                       --
Cumulative effect of accounting changes            (95)            95   Cumulative effect of acct changes
                                            ----------     ----------                                         ----------
NET INCOME                                  $       25     $       98                                         $      123
                                            ==========     ==========                                         ==========


BASIC EARNINGS PER SHARE
Income from continuing operations           $     0.33                                                        $     0.33
Discontinued operations, net                     (0.01)                                                               --
Cumulative effect of accounting changes          (0.25)                                                               --
                                            ----------                                                        ----------
NET INCOME (LOSS)                           $     0.07                                                        $     0.33
                                            ==========                                                        ==========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
         Items Affecting Comparability of Core Earnings Between Periods

PRE-TAX
Income / (Expense)                                FIRST QUARTER
                                            -------------------------
                                               2003           2002
                                            ----------     ----------
OIL & GAS
  On-going quarterly impact of adopting             (4)            --
    asset retirement obligations

CHEMICALS
  Reorganizations / severance                       --            (14)
  Equistar equity earnings                          --            (36)

CORPORATE
  Equity earnings                                  (23)            --

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                      2003 First Quarter Net Income (Loss)
                           Reported Income Comparison

                                                FIRST           FOURTH
                                               QUARTER         QUARTER
                                                 2003            2002          B / (W)
                                              ---------       ---------       ---------
OIL & GAS                                     $     727       $     490       $     237
CHEMICAL                                             35              58             (23)
CORPORATE
   INTEREST                                        (124)            (58)            (66)
   TRUST PFD DISTRIBUTIONS & OTHER                  (11)            (12)              1
   OTHER                                            (56)            (41)            (15)
   TAXES                                           (178)           (114)            (64)
                                              ---------       ---------       ---------
INCOME FROM CONTINUING OPERATIONS                   393             323              70
DISCONTINUED OPERATIONS, NET                         --              (1)              1
CUMULATIVE EFFECT OF ACCOUNTING CHANGES             (68)             --             (68)
                                              ---------       ---------       ---------
NET INCOME                                    $     325       $     322       $       3
                                              =========       =========       =========


BASIC EARNINGS PER SHARE                      $    0.86       $    0.85       $    0.01
                                              =========       =========       =========

EFFECTIVE TAX RATE                                  31%             26%             -5%
                                              =========       =========       =========

================================================================================


                              OCCIDENTAL PETROLEUM
                      2003 First Quarter Net Income (Loss)
                            Core Earnings Comparison

                                                FIRST           FOURTH
                                               QUARTER         QUARTER
                                                 2003            2002          B / (W)
                                              ---------       ---------       ---------
OIL & GAS                                     $     727       $     490       $     237
CHEMICAL                                             35              58             (23)
CORPORATE
   INTEREST                                         (63)            (58)             (5)
   TRUST PFD DISTRIBUTIONS & OTHER                  (11)            (12)              1
   OTHER                                            (56)            (41)            (15)
   TAXES                                           (199)           (114)            (85)
                                              ---------       ---------       ---------
NET INCOME                                    $     433       $     323       $     110
                                              =========       =========       =========

BASIC EARNINGS PER SHARE                      $    1.14       $    0.86       $    0.28
                                              =========       =========       =========

EFFECTIVE TAX RATE                                  31%             26%             -5%
                                              =========       =========       =========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

          2003 1st Quarter                                   $     727
          2002 4th Quarter                                         490
                                                             ---------
                                                             $     237
                                                             =========


          Price Variance                                     $     221

          Volume Variance                                            4

          Exploration Expense Variance                              33

          All Other                                                (21)
                                                             ---------
                                   TOTAL VARIANCE            $     237
                                                             =========

================================================================================

                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

          2003 1st Quarter                                   $      35
          2002 4th Quarter                                          58
                                                             ---------
                                                             $     (23)
                                                             =========


          Sales Price                                        $      51

          Sales Volume/Mix                                           4

          Operations/Manufacturing                                 (58) *

          All Other                                                (20)
                                                             ---------
                                   TOTAL VARIANCE            $     (23)
                                                             =========

          *  Higher energy and feedstock costs

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                      2003 First Quarter Net Income (Loss)
                           Reported Income Comparison

                                                FIRST           FIRST
                                               QUARTER         QUARTER
                                                 2003            2002          B / (W)
                                              ---------       ---------       ---------
OIL & GAS                                     $     727       $     306       $     421
CHEMICAL                                             35             (31)             66
CORPORATE
   INTEREST                                        (124)            (70)            (54)
   TRUST PFD DISTRIBUTIONS & OTHER                  (11)            (12)              1
   OTHER                                            (56)            (26)            (30)
   TAXES                                           (178)            (44)           (134)
                                              ---------       ---------       ---------
INCOME FROM CONTINUING OPERATIONS                   393             123             270
DISCONTINUED OPERATIONS, NET                         --              (3)              3
CUMULATIVE EFFECT OF ACCOUNTING CHANGES             (68)            (95)             27
                                              ---------       ---------       ---------
NET INCOME                                    $     325       $      25       $     300
                                              =========       =========       =========

BASIC EARNINGS PER SHARE                      $    0.86       $    0.07       $    0.79
                                              =========       =========       =========

EFFECTIVE TAX RATE                                  31%             24%             -7%
                                              =========       =========       =========

================================================================================


                              OCCIDENTAL PETROLEUM
                      2003 First Quarter Net Income (Loss)
                            Core Earnings Comparison

                                                FIRST           FIRST
                                               QUARTER         QUARTER
                                                 2003            2002          B / (W)
                                              ---------       ---------       ---------
OIL & GAS                                     $     727       $     306       $     421
CHEMICAL                                             35             (31)             66
CORPORATE
   INTEREST                                         (63)            (70)              7
   TRUST PFD DISTRIBUTIONS & OTHER                  (11)            (12)              1
   OTHER                                            (56)            (26)            (30)
   TAXES                                           (199)            (44)           (155)
                                              ---------       ---------       ---------
NET INCOME                                    $     433       $     123       $     310
                                              =========       =========       =========

BASIC EARNINGS PER SHARE                      $    1.14       $    0.33       $    0.81
                                              =========       =========       =========

EFFECTIVE TAX RATE                                  31%             24%             -7%
                                              =========       =========       =========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2003 1st Quarter                                             $     727
2002 1st Quarter                                                   306
                                                             ---------
                                                             $     421
                                                             =========


Price Variance                                               $     440

Volume Variance                                                      3

Exploration Expense Variance                                        (1)

All Other                                                          (21)
                                                             ---------
                                        TOTAL VARIANCE       $     421
                                                             =========


================================================================================

                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2003 1st Quarter                                             $      35
2002 1st Quarter                                                   (31)
                                                             ---------
                                                             $      66
                                                             =========


Sales Price                                                  $     150

Sales Volume/Mix                                                     3

Operations/Manufacturing                                          (136) *

All Other                                                           49  **
                                                             ---------
                                        TOTAL VARIANCE       $      66
                                                             =========

*  Higher energy and feedstock costs.
** 2002 included Equistar loss of ($36)

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                             FIRST QUARTER
                                         ---------------------
                                           2003         2002
                                         --------     --------
NET PRODUCTION PER DAY:
  UNITED STATES
    CRUDE OIL AND LIQUIDS (MBL)
                        California             78           90
                           Permian            144          140
                     Horn Mountain             15           --
                           Hugoton              4            3
                                         --------     --------
                             TOTAL            241          233
    NATURAL GAS (MMCF)
                        California            262          305
                           Hugoton            144          157
                           Permian            117          129
                     Horn Mountain              5           --
                                         --------     --------
                             TOTAL            528          591
  LATIN AMERICA
    CRUDE OIL (MBL)
                          Colombia             37           36
                           Ecuador             16           13
                                         --------     --------
                             TOTAL             53           49
  MIDDLE EAST AND OTHER
   EASTERN HEMISPHERE
    CRUDE OIL (MBL)
                              Oman             13           17
                          Pakistan             10            8
                             Qatar             47           44
                             Yemen             39           47
                                         --------     --------
                             TOTAL            109          116
        NATURAL GAS (MMCF)
                          Pakistan             75           50

BARRELS OF OIL EQUIVALENT (MBOE)
--------------------------------

CONSOLIDATED SUBSIDIARIES                     504          505
  OTHER INTERESTS
  COLOMBIA - MINORITY INTEREST                 (4)          (5)
  RUSSIA - OCCIDENTAL NET INTEREST             30           25
  YEMEN - OCCIDENTAL NET INTEREST               2           --
                                         --------     --------
TOTAL WORLDWIDE PRODUCTION (MBOE)             532          525
                                         ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]


                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                             FIRST QUARTER
                                         ---------------------
                                           2003         2002
                                         --------     --------
OIL & GAS:
   PRICES
   UNITED STATES
   Crude Oil ($/BBL)                        31.57        18.83
   Natural gas ($/MCF)                       4.30         2.38

   LATIN AMERICA
   Crude oil ($/BBL)                        31.23        18.25

   MIDDLE EAST AND OTHER
     EASTERN HEMISPHERE
   Crude oil ($/BBL)                        30.16        20.29
   Natural Gas ($/MCF)                       1.89         2.51


                                             FIRST QUARTER
                                         ---------------------
                                           2003         2002
                                         --------     --------
   EXPLORATION EXPENSE
     Domestic                            $     25     $     10
     Latin America                              1            7
     Middle East and Other
       Eastern Hemisphere                       2           10
                                         --------     --------
            TOTAL                        $     28     $     27
                                         ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]


CHLORINE
--------
OXYCHEM COMMENTARY
------------------

o Demand continued to strengthen as anticipated through the 1st quarter, led by the PVC market. Seasonal volume related to the bleach market is expected to improve early in the 2nd quarter.

o Industry effective operating rates rose to 93% in the 1st quarter from 85% in the 4th quarter 2002. Additional operating rate improvements are projected for the 2nd quarter as seasonal demand improves.

o Prices remained stable in the 1st quarter and a $70 per ton price increase was announced for April 1st. Other major producers have made similar announcements.


INFLUENCING FACTORS:
--------------------
A quick resolution to the war in Iraq combined with economic recovery and lack of new capacity is expected to yield stronger demand and improved operating rates.

CAUSTIC
-------
OXYCHEM COMMENTARY
------------------
o Despite increased 1st quarter energy pricing, demand for caustic soda improved slightly over 4th quarter 2002. Demand was particularly strong in the pulp and paper and refining segments. Additional improvement in the 2nd quarter is expected as the seasonal demand for bleach increases.

o Domestic pricing for caustic soda improved as a result of a $40 per ton price increase implemented by U.S. producers in the 1st quarter. Substantial increases in energy cost in the later part of the 1st quarter resulted in an additional price increase of a $125 per ton.

INFLUENCING FACTORS:
--------------------
Supply and demand for caustic soda remains balanced. Demand is dependant on the U.S. manufacturing sector. Elevated natural gas pricing coupled with the war in Iraq could negatively impact the domestic economy and caustic soda market. However, higher energy costs could provide an incentive for future price increases.

Investor Relations Supplemental Schedules

[OXY LOGO]


EDC
---
OXYCHEM COMMENTARY
------------------
o While demand appeared strong through February, there were signs of weakness in March due to the slower PVC market and the ability of Chinese producers to use acetylene instead of EDC in their PVC production.

o Recent price declines in the Asian PVC market could cause some downward pressure on future EDC pricing.

INFLUENCING FACTORS:
--------------------
Continued economic recovery in Asia and strong demand for EDC, VCM and PVC are required for sustainable improvement. China's ability to produce PVC without EDC could hamper growth.

PVC/VCM
-------
OXYCHEM COMMENTARY
------------------
o Demand was robust as the 1st quarter began but moderated in most market segments as the quarter progressed due to winter storms on the East Coast and uncertainty in the Middle East. The market rebounded in March and the 1st quarter finished strong. However, end users report that much of the product purchased went into inventory, which could negatively impact demand early in the 2nd quarter.

o Increases in ethylene and natural gas pricing prompted some chlor-alkali and PVC producers to reduce output in March. The reductions have so far not had a definitive impact on the market. Capacities still exclude the former Borden Geismar and Addis facilities, which remain idle. The expectation is that the Addis facility will start up no earlier than the second half of 2003 with Geismar idled until 2004.

o Domestic PVC resin market prices increased $.02/lb in January, February and March for a total of $.06/lb in the 1st quarter. There have been price increase announcements for April of $.02/lb and $.02/lb - $.03/lb for May.

o Demand for PVC exports weakened towards the end of the 1st quarter as China reduced imports and many idled units restarted. However, prices managed to gain $100/MT, starting at $550/MT and ending at $650/MT.

o Demand for VCM has been strong throughout most of the quarter due to domestic PVC demand and export sales. PVC producers in Latin America have benefited from heavy local demand and reduced exports to the region. Europe's VCM position is balanced. Inventory build late in the 4th quarter 2002 enabled OxyVinyls to reduce production in March and avoid high feedstock costs.

Investor Relations Supplemental Schedules

[OXY LOGO]


o Export prices began the year at $410-$420/MT F.O.B. Gulf Coast and increased throughout February and March ending the quarter at $550-$560/MT. Latin America continues to yield the highest prices, while pricing to Europe reflects its balanced supply/demand position.

o Rising ocean freight cost early in the 1st quarter increased the delivered price of VCM to the European and Asian markets. The availability of vessels improved in March and costs returned to normal levels.

INFLUENCING FACTORS:
--------------------
Margins gained through PVC price increases are largely offset by higher energy costs during the 1st quarter. Although demand improvement is expected, it is moderated by uncertainty in the Middle East and the slow economic recovery.


                              OCCIDENTAL PETROLEUM
                                    CHEMICALS
                                 Volume (M Tons)

                                            FIRST QUARTER
                                        ---------------------
MAJOR PRODUCTS                            2003         2002
                                        --------     --------
  Chlorine                                   686          701
  Caustic                                    637          574
  Ethylene Dichloride                        131          152
  PVC Resins                               1,063        1,042


                                    CHEMICALS
                                 Prices (Index)

                                            FIRST QUARTER
                                        ---------------------
MAJOR PRODUCTS                            2003         2002
                                        --------     --------
  Chlorine                                  1.64         0.50
  Caustic                                   0.81         0.95
  Ethylene Dichloride                       1.23         0.61
  PVC Resins                                0.89         0.54

Investor Relations Supplemental Schedules

[OXY LOGO]


                         SUMMARY OF OPERATING STATISTICS

                                            FIRST QUARTER
                                        ---------------------
                                          2003         2002
                                        --------     --------
CAPITAL EXPENDITURES ($MM)
   Oil & Gas
     California                         $     44     $     60
     Permian                                  55           59
     Other - U.S.                             14           16
     Latin America                             7            9
     Middle East and Other                   105           84
     Eastern Hemisphere
   Chemicals                                  68           14
   Corporate                                   5           12
                                        --------     --------
        TOTAL                           $    298     $    254
                                        ========     ========


DEPRECIATION, DEPLETION &
 AMORTIZATION OF ASSETS ($MM)
   Oil & Gas
     Domestic                           $    165     $    149
     Latin America                            12            9
     Middle East and Other                    61           53
     Eastern Hemisphere
   Chemicals                                  44           48
   Corporate                                   3            2
                                        --------     --------
        TOTAL                           $    285     $    261
                                        ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    CORPORATE
                                  ($ millions)

                                                                  31-MAR-03         31-DEC-02
                                                                -------------     -------------
CAPITALIZATION

Oxy Long-Term Debt (including current maturities)               $       4,022     $       4,203

Trust Preferred Securities                                                454               455

Subsidiary Preferred Stock                                                 75                75

Others                                                                     26                26
                                                                -------------     -------------

                     TOTAL DEBT                                 $       4,577     $       4,759
                                                                =============     =============


EQUITY                                                          $       6,672     $       6,318
                                                                =============     =============

Total Debt To Total Capitalization                                        41%               43%
                                                                =============     =============

Investor Relations Supplemental Schedules

[OXY LOGO]


Portions of this presentation are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, and involve risks and uncertainties that could significantly affect expected results. No assurance can be given that the results or statement of expectations or beliefs will be attained. Factors that may cause actual results to differ materially are contained in the March 31, 2002 form 10-K on file with the SEC.